Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report on Form 10-Q of Thermo Electron Corporation (the "Company") for the period ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Theo Melas-Kyriazi, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Theo Melas-Kyriazi
                                                 -------------------------------
Dated:  November 8, 2002                         Theo Melas-Kyriazi
                                                 Chief Financial Officer